Exhibit 99.2 Q4 2020 Results Presentation March 2, 2021Exhibit 99.2 Q4 2020 Results Presentation March 2, 2021

Cautionary Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as believes, anticipates, plans, may, intends, will, should, expects, and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, comments about Kohl's future financial plans, capital generation, management and deployment strategies, adequacy of capital resources and the competitive environment. Such statements are subject to certain risks and uncertainties, which could cause Kohl's actual results to differ materially from those anticipated by the forward looking statements. These risks and uncertainties include, but are not limited to, those described in Item 1A in Kohl's Annual Report on Form 10-K, and in Item 1A of Part II in the Company's Quarterly Report on Form 10-Q for the quarter ended May 2, 2020, which are expressly incorporated herein by reference, and other factors as may periodically be described in Kohl's filings with the SEC. Any number of risks and uncertainties could cause actual results to differ materially from those Kohl’s expresses in its forward-looking statements, including the short and long-term impact of COVID-19 on the economy and the pace of recovery thereafter.  Forward-looking statements speak as of the date they are made, and Kohl’s undertakes no obligation to update them.   Non-GAAP Financial Measures In addition, this presentation contains non-GAAP financial measures, including Adjusted EPS, Adjusted Net Income, Adjusted EBITDA, Adjusted ROI, and Free Cash Flow. Reconciliations of all non-GAAP measures to the most directly comparable GAAP measures are included in the Appendix of this presentation. 2Cautionary Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as believes, anticipates, plans, may, intends, will, should, expects, and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, comments about Kohl's future financial plans, capital generation, management and deployment strategies, adequacy of capital resources and the competitive environment. Such statements are subject to certain risks and uncertainties, which could cause Kohl's actual results to differ materially from those anticipated by the forward looking statements. These risks and uncertainties include, but are not limited to, those described in Item 1A in Kohl's Annual Report on Form 10-K, and in Item 1A of Part II in the Company's Quarterly Report on Form 10-Q for the quarter ended May 2, 2020, which are expressly incorporated herein by reference, and other factors as may periodically be described in Kohl's filings with the SEC. Any number of risks and uncertainties could cause actual results to differ materially from those Kohl’s expresses in its forward-looking statements, including the short and long-term impact of COVID-19 on the economy and the pace of recovery thereafter. Forward-looking statements speak as of the date they are made, and Kohl’s undertakes no obligation to update them. Non-GAAP Financial Measures In addition, this presentation contains non-GAAP financial measures, including Adjusted EPS, Adjusted Net Income, Adjusted EBITDA, Adjusted ROI, and Free Cash Flow. Reconciliations of all non-GAAP measures to the most directly comparable GAAP measures are included in the Appendix of this presentation. 2

Important Shareholder Information and Where You Can Find It Kohl’s intends to file a proxy statement and BLUE proxy card with the SEC in connection with the solicitation of proxies for Kohl’s 2021 Annual Meeting of shareholders (the “Proxy Statement” and such meeting the “2021 Annual Meeting”). Kohl’s, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of Kohl’s directors and executive officers and their respective interests in Kohl’s by security holdings or otherwise is set forth in Kohl’s proxy statement for the 2020 Annual Meeting of shareholders, filed with the SEC on March 26, 2020 (the “2020 Proxy Statement”). To the extent holdings of such participants in Kohl’s securities have changed since the amounts described in the 2020 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC or will be filed within the time period specified by Section 16 of the Securities Exchange Act of 1934, as amended, and the regulations thereunder. Additional information is available in Kohl’s Quarterly Reports on Form 10-Q for the first three quarters of the fiscal year ended January 30, 2021 filed with the SEC on June 5, 2020, September 3, 2020 and December 3, 2020, respectively. Details concerning the nominees of Kohl’s Board of Directors for election at the 2021 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF KOHL’S ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING KOHL’S DEFINITIVE PROXY STATEMENT, ANY SUPPLEMENTS THERETO AND THE ACCOMPANYING WHITE PROXY CARD BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other documents filed by Kohl’s free of charge from the SEC’s website, www.sec.gov. Copies will also be available at no charge on the Kohl’s website at investors.kohls.com. 3Important Shareholder Information and Where You Can Find It Kohl’s intends to file a proxy statement and BLUE proxy card with the SEC in connection with the solicitation of proxies for Kohl’s 2021 Annual Meeting of shareholders (the “Proxy Statement” and such meeting the “2021 Annual Meeting”). Kohl’s, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of Kohl’s directors and executive officers and their respective interests in Kohl’s by security holdings or otherwise is set forth in Kohl’s proxy statement for the 2020 Annual Meeting of shareholders, filed with the SEC on March 26, 2020 (the “2020 Proxy Statement”). To the extent holdings of such participants in Kohl’s securities have changed since the amounts described in the 2020 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC or will be filed within the time period specified by Section 16 of the Securities Exchange Act of 1934, as amended, and the regulations thereunder. Additional information is available in Kohl’s Quarterly Reports on Form 10-Q for the first three quarters of the fiscal year ended January 30, 2021 filed with the SEC on June 5, 2020, September 3, 2020 and December 3, 2020, respectively. Details concerning the nominees of Kohl’s Board of Directors for election at the 2021 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF KOHL’S ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING KOHL’S DEFINITIVE PROXY STATEMENT, ANY SUPPLEMENTS THERETO AND THE ACCOMPANYING WHITE PROXY CARD BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other documents filed by Kohl’s free of charge from the SEC’s website, www.sec.gov. Copies will also be available at no charge on the Kohl’s website at investors.kohls.com. 3

Q4 2020 10 Driving Top Line Growth Results   COVID-19 Update 5 Presentation Q4 2020 Results 7 2021 Outlook 12 Our Strategy 14 4Q4 2020 10 Driving Top Line Growth Results COVID-19 Update 5 Presentation Q4 2020 Results 7 2021 Outlook 12 Our Strategy 14 4

COVID-19 Update 5COVID-19 Update 5

We established two priorities in response to the COVID-19 crisis


Protecting the health and safety of our associates and customers


KOHL'S
Preserving our financial position

Protecting Associates and Customers

- Continue to prioritize the health and safety of Kohl's customers and associates
- We received an "A" grade from ShopSafely, an organization that scores retailers on the safety of their shopping experience during the COVID-19 pandemic
- Strong customer satisfaction with our new safety and cleanliness procedures

Financial Liquidity

- Strengthened financial position with cash of $2.3 billion at year end 2020
- Strong operating cash flow of $1.3 billion FY 2020

KOHL'S
6

Q4 2020 Results 7Q4 2020 Results 7

Q4 2020 Results

Key Takeaways

- Q4 2020 earnings exceeded company expectations, with significant improvement from Q3 2020
- Digital sales growth remained strong and accounted for 42% of net sales, with stores playing a critical role in supporting the heightened demand
- Actions to improve gross margin showed further progress and expenses managed tightly to drive strong operating cash flow
- Further strengthened financial position ending the period with $2.3 billion of cash

Q4 2020 Results

- Net sales declined 10%, with digital sales +22% as compared to last year
- Gross margin contracted 73 bps with disciplined inventory management and further optimization in promotion strategies offset by higher shipping costs driven by increased digital penetration and freight surcharges
- SG&A expense declined 8% in Q4, and declined 10% excluding COVID-19 expenses
- Adjusted EBITDA(1) of $538 million in Q4 2020
- Adjusted diluted EPS(1) $2.22 vs $1.99 in prior year, including $1.15 per share of incremental tax benefit driven by tax planning strategies
- Inventory declined 27% versus prior year and inventory turn reached a 10 year high
- Strong operating cash flow of $428 million in Q4 2020 and $1.3 billion in FY 2020 give
WITH ALL
YOUR
heart





KOHL'S

(1) - Adjusted EBITDA, and Adjusted EPS are non-GAAP financial measures. Please refer to the reconciliation included in the Appendix for more information.

8

Q4 & 2020 Key Metrics

Consolidated Statement of Operations	**Three Months Ended**	
(Dollars in Millions)	**January 30, 2021**	**February 1, 2020**
Net Sales	$ 5,879	$ 6,537
Total Revenue	6,141	6,832
Gross Margin Rate	32.0%	32.7%
SG&A	1,603	1,742
Depreciation	218	232
(Gain) on Sale of Real Estate	—	—
Impairments, Store Closings, and Other Costs	4	57
Operating Income	$ 316	$ 401
Interest Expense	70	50
(Gain) on extinguishment of debt	—	—
Provision for Income Taxes	(97)	86
Net Income	$ 343	$ 265
Diluted EPS	$2.20	$1.72
Adjusted Net Income (Non-GAAP)(1)	$ 346	$ 308
Adjusted Diluted EPS (Non-GAAP)(1)	$2.22	$1.99

Key Balance Sheet Items *(Dollars in Millions)*	**January 30, 2021**	**February 1, 2020**
Cash and Cash Equivalents	$ 2,271	$ 723
Merchandise Inventories	2,590	3,537
Accounts Payable	1,476	1,206
Long-term Debt	2,451	1,856

Key Cash Flow items	**January 30, 2021**	
(Dollars in Millions)	**Three Months Ended**	**Twelve Months Ended**
Operating Cash Flow	$ 428	$ 1,338
Capital Expenditures	(70)	(334)
Net, Finance lease and financing obligations	(28)	(96)
Free Cash Flow(1)	$ 330	$ 908

(1) - Adjusted Net Income, Adjusted EPS, and Free Cash Flow are non-GAAP financial measures. Please refer to the reconciliation included in the Appendix for more information.

KOHL'S 9

2020 Gross Margin Performance

- Actions to improve gross margin showed great progress through the year, driven by our key margin enhancing initiatives, including inventory management and price and promotion optimization
- In Q4 2020, strong merchandise margin improvement helped to offset increased shipping costs related to elevated digital sales penetration and incremental freight surcharges during the holiday period



Q1
17.3%
Q2
33.1%
Q3
35.8%
Q4
32.0%
% Change Y/Y
(1,950) bps
(569) bps
(48) bps
(73) bps
Inventory Actions
Cost of Shipping
Mix / Other
Mix / Promos
Cost of Shipping
Inventory Management
Pricing / Promos
Cost of Shipping
Inventory Management
Pricing / Promos
Cost of Shipping
Freight Surcharges ~(60) bps

KOHL'S 10

Enhanced Liquidity Position Key Balance Sheet & Cash Flow Items: Q4 / 2020 February 1, 2020 Beginning Cash $723M Key Takeaways Sources • Long history of disciplined and prudent   capital management Operating Cash Flow $1,338M • More than two decades of maintaining   New Debt $600M Investment Grade rating Sale-leaseback $193M • Effectively navigating through the crisis and   further strengthened liquidity position in Q4 2020 Uses • Well-positioned to capitalize on evolving customer Capex ($334M) behaviors and the retail industry disruption  Dividend ($108M) Share Repurchase ($8M) January 30, 2021 Ending Cash $2,271M 11Enhanced Liquidity Position Key Balance Sheet & Cash Flow Items: Q4 / 2020 February 1, 2020 Beginning Cash $723M Key Takeaways Sources • Long history of disciplined and prudent capital management Operating Cash Flow $1,338M • More than two decades of maintaining New Debt $600M Investment Grade rating Sale-leaseback $193M • Effectively navigating through the crisis and further strengthened liquidity position in Q4 2020 Uses • Well-positioned to capitalize on evolving customer Capex ($334M) behaviors and the retail industry disruption Dividend ($108M) Share Repurchase ($8M) January 30, 2021 Ending Cash $2,271M 11

2021 Outlook 122021 Outlook 12

2021 Outlook Metric Full Year Guidance Mid-teens percent Net Sales increase versus 2020 Operating Margin 4.5% to 5.0% EPS $2.45 to $2.95 Resuming Capital Allocation Strategy • Capex: $550 million to $600 million • Dividend reinstated: $0.25 quarterly dividend payable on March 31, 2021 • Share Repurchase Program: $200 million to $300 million • Employing liability management strategies: improve leverage ratio, including debt repurchases 132021 Outlook Metric Full Year Guidance Mid-teens percent Net Sales increase versus 2020 Operating Margin 4.5% to 5.0% EPS $2.45 to $2.95 Resuming Capital Allocation Strategy • Capex: $550 million to $600 million • Dividend reinstated: $0.25 quarterly dividend payable on March 31, 2021 • Share Repurchase Program: $200 million to $300 million • Employing liability management strategies: improve leverage ratio, including debt repurchases 13

Our Strategy 14Our Strategy 14

Kohl’s has built a powerful foundation



Customers

65M	Active Customers
30M	Loyalty Members
29M	Kohl’s Charge Card holders

Accessible and Aspirational Brand Portfolio



KOHL'S

Stores

90% of stores generated $1M+ in 4-wall cash flow

95% of Kohl’s stores are off-mall

1,162 stores in 49 states at year end 2020

80% of Americans live within 15 miles of a Kohl’s store

43% of digital sales fulfilled by stores In 2020

10% higher digital sales in markets with stores

600M store visits

Digital

40%	Digital sales penetration in 2020
1.6B	Website visits in 2020
18%	Kohl’s App user growth in Q4 2020



17% CAGR
$2.7B
$3B
$3.6B
$4B
$4.5B
$5.9B
2015
2016
2017
2018
2019
2020

Digital Sales Growth



KOHL'S

All figures are 2019 except as noted

15

Our Strategy

The most trusted retailer of choice for the active and casual lifestyle

Drive Top Line Growth

Destination for Active & Casual Lifestyle

- Expand Active and Outdoor
- Reignite growth in Women's
- Build a sizable Beauty business
- Drive category productivity and inventory turn
- Capture market share from retail industry disruption

Leading with Loyalty & Value

- Best-in-class loyalty
- Drive productivity through deeper engagement
- Deliver personalized experiences

Differentiated Omni-channel Experience

- Healthy store base in evolving landscape
- Modernize the store experience
- Continue digital growth
- Further enhance omni-channel capabilities

Expand Operating Margin

Operating Margin Goal of 7% to 8%

- End-to-end supply chain transformation
- SG&A efficiency through store labor, marketing, and technology
- Operational excellence

Disciplined Capital Management

Maintain Strong Balance Sheet

- Sustain Investment Grade rating
- Solid cash flow generation
- Committed to returning capital to shareholders

Strong Organizational Core

Agile, Accountable & Inclusive Culture

- Innovative and adaptive learning approach
- Focused on diversity and inclusion
- ESG stewardship

Creating Long-term Shareholder Value

- Return to growth
- Expand operating margin
- Solid cash flow generation
- Maintain strong balance sheet
- Return capital to shareholders

16

Driving top line growth



Grow Active to 30% of Sales

- **Fuel growth with key national brands**, Nike, Under Armour and Adidas
- **Expand Active** space by at least 20% in 2021
- **Drive athleisure** through launch of FLX, our new private brand, Calvin Klein basics and loungewear, and expand assortment of Champion
- **Grow outdoor** through expansion of Lands' End and launch of Eddie Bauer


KOHL'S
SEPHORA

Beauty Growth with Sephora

- Highly complementary strategic partnership to **establish Kohl's as a leading beauty destination**
- **Comprehensive digital launch** August 2021
- **Launch in 200 stores Fall 2021** and expand to at least 850 stores by 2023
- Assortment will include **100+ emerging and established brands** emulating freestanding Sephora store
- Expected to drive significant traffic and **acquisition of new younger customer**



Reignite Women's Growth

- New organization structure and leadership to drive improved performance
- **Significant portfolio reinvention** with exit of 10 downtrending brands
- **Refresh and differentiate** a more focused portfolio of private brands (e.g. Sonoma, So, LC Lauren Conrad)
- **Distort denim opportunity** (e.g. Levi's, key private brands)
- **Improving merchandising and clarity** through significant choice count reduction and building depth



Extend Casual Lifestyle to Home

- **Expand soft home** category (e.g. Koolaburra by Ugg, Sonoma)
- **Expand underdeveloped categories** (e.g. decor, kid's bedroom, storage)
- Lean into healthy home (e.g. sleep and cookware)

KOHL'S
17

Driving top line growth

Investing in Omni-channel


KOHL'S
Rewards

Loyalty Members are More Productive

- Recently launched Kohl's Rewards loyalty program, adding new features, enhancing personalization and simplifying rewards in Kohl's Cash
- **Kohl's Cash:** Iconic and differentiated loyalty device that provides a fly-wheel effect on customer return visits
- **Kohl's Card:** Provides more opportunities for customers to save

30 million loyalty members spend 2x more than non-loyalty members and highest tier Kohl's Card members ("Most Valuable Customer") spend 10x more than non-loyalty members


KOHL'S

Transforming the Role of the Store

- Modernizing the store experience through refresh program and category reflow to highlight outsized growth businesses
- Simplified and edited shopping experience through fixture de-densification (standard to small strategy)
- Inspired solutions and product storytelling through continued investments in merchandising (e.g. expanding the learnings from the Outfit Bar concept)
- Evolve existing omni experiences: BOPUS/BOSS, Store Drive Up, Amazon Returns
- Continue to pursue innovation and discovery (e.g. Curated by Kohl's, emerging brands)



Enhance Digital Capabilities to Drive Growth

- Continue to invest in the evolution of the digital experience (e.g. Kohls.com, App)
- Expanding digital brand portfolio (e.g. Fanatics, Sephora, Lands' End, Eddie Bauer)
- New e-commerce fulfillment center opening in 2021 will be significantly more productive

Omni-customer is 4x more productive than store-only shopper and 6x more productive than digital-only customer

KOHL'S
18

We are confident in our ability to expand operating margin to 7% to 8% by 2023



Gross Margin
~36% Goal
+20 to +40 basis points increase
SG&A Expense Rate
~27% to ~28% Goal
+70 to +150 basis points improvement
7.0% to 8.0%
6.1%
Inventory management
Sourcing
Pricing / Promo optimization
Supply chain transformation
Digital penetration / cost of shipping
Stores
Marketing
Technology
Corporate
Wage inflation
FY 2019 Adj. Operating Margin *
Gross Margin
SG&A
FY 2023

KOHL'S

* Adjusted Operating Margin is a non-GAAP financial measure. For reference, the reconciliation can be found in the Appendix.

19

Focused on expanding gross margin through four key initiatives

- Targeting 20 basis points to 40 basis points improvement in gross margin to ~36.0% as compared to 35.7% in 2019
- Merchandise margin improvement will more than offset cost of shipping headwind at digital sales penetration of 40% of sales

Inventory Management

- **Increase inventory turnover:** Goal of at least 4.0x
- **De-densification strategy:** Executing standard to small initiative across balance of chain in 2021 to improve customer experience as we lean into more productive categories. Key driver of improved gross margin and inventory turn in 2017-2018 (500 stores).
- **Improving clarity:** Reducing choice count through brand portfolio transformation and building depth
- **Better inventory allocation:** Leveraging technology to drive dynamic inventory allocation leading to higher regular sell through and reduced clearance levels

Sourcing

- **Reduce product costs:** Goal of lowering costs of proprietary brands by $125M to $175M by 2022
- Enable centralized sourcing
- Insource direct factory negotiations
- Reduce reliance on 3rd part agents

Optimizing Price / Promotion Strategies

- **Simplifying pricing:** Reducing number of general promotional offers and stackable offers, while increasing usage of price-led events to offer more value everyday
- **Optimizing promotions:** Increasing deployment of targeted and personalized offers (e.g. > 50%) and introduction of real-time offers to drive customer behavior
- **Better insight:** Continued investment in consumer data and analytics to drive offer efficiency

Supply Chain Transformation

- **Optimal inventory deployment:** Leveraging real-time demand insight and improving supply chain visibility to allocate goods closer to demand, resulting in increased sell-through and inventory turn
- **Minimize fulfillment costs:** Manage fulfillment costs lower (e.g. new EFC 6) and further leverage stores to drive customer pickup and get closer to the customer
- **Enhancing sourcing engine:** Optimize units per carton, proximity to customer, and markdown and stock out avoidance
- **Demand shaping:** Creating better connections between digital customer demand and local/regional supply, to fulfill orders more profitably

KOHL'S 20

Focused on lowering our SG&A expense rate through four key areas

- Targeting 70 basis points to 150 basis points improvement in SG&A expense rate to ~27% to ~28% from 28.6% in 2019
- SG&A expense initiatives to more than offset ongoing wage inflation assumed at rate experienced in recent years

Transform Store Labor

- **Increase self service:** Goal to grow self service (e.g. checkout, returns, and order pickup) to more than 25% of total in-store transactions
- **Localized operating hours:** Improving cost efficiency by operating with localized hours
- **Improve store fulfillment efficiency:** Leveraging technology to improve associate productivity (e.g. finding and picking orders)

Lower Marketing Expense Rate

- **Reduce spend rate:** Goal of marketing to sales rate of 4.0% or below
- **Increase marketing ROI:** Shifting more of spend towards digital and improving response from existing channels like direct mail (e.g. targeting, personalization)
- **In-house capabilities:** Driving significant efficiency with in-house digital marketing capabilities
- **Leveraging technology:** Accelerating use of machine learning algorithms to drive customer productivity through behavior and product preferences insight

Technology Efficiency

- **More efficient future:** Leveraging tech investments made in recent years to support future growth and drive improved profitability
- **Rebalancing technology staffing:** Shifted to a more balanced internal versus external model
- **Evolving technology vision:** Increased discipline around investments and greater agility will be key contributors to improved ROIC

Corporate Cost Actions

- **2020 organizational restructuring actions:** Annualized expense savings of more than $100 million
- **Ongoing focus on efficiency:** Will continue to leverage operational excellence discipline to seek cost efficiencies across the business
- **Reduced management layers** and streamlined processes to more fully empower our teams

KOHL'S
21

We are focused on maintaining a balanced capital allocation strategy Long history of disciplined financial management with more than two decades of maintaining Investment Grade rating • Aggressive actions taken in 2020 to preserve financial flexibility during peak of pandemic, including suspending the dividend • and share repurchase program, expanding our credit facility, issuing new debt and completing a sale-leaseback of two facilities Maintain strong balance sheet Long-term objective of maintaining Investment Grade rating 1 2 3 4 Opportunistic, Invest in   Share   Dividend complementary  the business repurchases M&A Resuming capital allocation strategy in 2021 22We are focused on maintaining a balanced capital allocation strategy Long history of disciplined financial management with more than two decades of maintaining Investment Grade rating • Aggressive actions taken in 2020 to preserve financial flexibility during peak of pandemic, including suspending the dividend • and share repurchase program, expanding our credit facility, issuing new debt and completing a sale-leaseback of two facilities Maintain strong balance sheet Long-term objective of maintaining Investment Grade rating 1 2 3 4 Opportunistic, Invest in Share Dividend complementary the business repurchases M&A Resuming capital allocation strategy in 2021 22

We have a history of investing in our business and generating strong free cash flow

Capex ($ in millions)



Base Capital
Omnichannel
Store Strategies
Technology
$672
$578
$855
$334
2017
2018
2019
2020

- **Remain committed to investing in the business**
- **More than $2.0 billion cumulative Capex** during 2017-2019, of which ~70% supported our omni-channel strategy
- **Reduced Capex in 2020 due to COVID-19 pandemic**
- **2021 Capex expected to be in range of $550 to $600 million** with installation of 200 Sephora at Kohl's and new digital fulfillment center being key drivers

Solid Free Cash Flow ($ in millions)



$881
$1,403
$700
$908
2017
2018
2019
2020

- Focused on driving free cash flow
- **$3.0 billion cumulative free cash flow** generated from 2017 through 2019
- Strong free cash flow generation of $908 million during 2020 pandemic

Adjusted ROI



14.0%
14.0%
13.4%
4.9%
2017
2018
2019
2020

- Investments have been focused on driving technology and omni-channel initiatives
- Stores have been upgraded and digital capabilities have been enhanced
- Expectation that adjusted ROI will return to prior year high levels with achievement of 7% to 8% operating margin
- **2020 Adjusted ROI was significantly impacted by the COVID-19 pandemic**

KOHL'S

Free Cash Flow and Adjusted ROI are non-GAAP financial measures. For reference, the reconciliations can be found in the Appendix.

23

Long history of returning capital to shareholders and optimizing our capital structure

Dividend ($ in millions)



$368
$400
$423
$108
2017
2018
2019
2020

- Long-term commitment to paying a dividend
- Prior to pandemic-driven suspension in 2020, distributed $3.2 billion in dividends from inception in 2011
- **Reinstated a $0.25 per share quarterly dividend payable on March 31, 2021**

Share Repurchases ($ in millions)



$306
$396
$470
$8
2017
2018
2019
2020

- Thoughtful execution of share repurchases over time, including reducing share count by more than 50% since 2007
- Repurchased shares valued at $1.1 billion from 2017 to 2019
- Program suspended in 2020 due to COVID-19 pandemic
- **Plan to resume share repurchase program in 2021: $200 million to $300 million**

Long-term Debt ($ in millions)



$2,797
$1,861
$1,856
$2,451
2017
2018
2019
2020

- Modest pre-COVID-19 debt structure (2.5x leverage at year-end 2019) in relation to cash flow generation
- Reduced debt by over $940 million in 2018-2019
- Sought capital in early 2020 to manage the uncertainty related to the COVID-19 pandemic
- **Employing liability management strategies in 2021 to improve leverage ratio, including debt repurchases**

KOHL'S 24

Agile, accountable & inclusive culture We are evolving how we work Kohl’s is committed to to accelerate our path forward ESG Leadership Excellence Award Recipient 2020 • Kohl’s management, led by CEO Michelle Gass, is committed to fostering a diverse, • Kohl’s ESG journey began more than a equitable, and inclusive environment for the Company’s associates, customers and decade ago suppliers.  • Kohl’s is committed to the environment and has • A diversity and inclusion framework was established in 2020, which includes a number of established 2025 goals related to climate key initiatives across three pillars: Our People, Our Customers, and Our Communities. change, waste and recycling, and sustainable sourcing.  • Committed to strong culture (ethics, governance, talent acquisition and associate development, Business Resource Groups) • The Company’s ESG efforts have earned frequent recognition • Kohl’s and Kohl’s Cares have donated nearly $785 million since program inception benefiting various national and hometown organizations 25Agile, accountable & inclusive culture We are evolving how we work Kohl’s is committed to to accelerate our path forward ESG Leadership Excellence Award Recipient 2020 • Kohl’s management, led by CEO Michelle Gass, is committed to fostering a diverse, • Kohl’s ESG journey began more than a equitable, and inclusive environment for the Company’s associates, customers and decade ago suppliers. • Kohl’s is committed to the environment and has • A diversity and inclusion framework was established in 2020, which includes a number of established 2025 goals related to climate key initiatives across three pillars: Our People, Our Customers, and Our Communities. change, waste and recycling, and sustainable sourcing. • Committed to strong culture (ethics, governance, talent acquisition and associate development, Business Resource Groups) • The Company’s ESG efforts have earned frequent recognition • Kohl’s and Kohl’s Cares have donated nearly $785 million since program inception benefiting various national and hometown organizations 25

Appendix 26Appendix 26

Sale-Leaseback Considerations As an investment grade rated company, sale-leaseback transactions are typically an inefficient means to accessing capital Company has readily available and more optimal financial alternatives • Company has utilized sale-leaseback transactions in the past when it was a clear efficient cost of capital (e.g. May 2020) • A sale-leaseback transaction would add operating risk and likely negatively impact our investment grade rated status • Transaction would significantly increase rent expense and is contrary to Company's focus on expanding operating margin • Transaction would also increase Company's leverage, which would likely result in a credit downgrade to high yield • Both outcomes would raise the Company's overall cost of capital Company has a robust capital return strategy that will not be enhanced by a sale-leaseback • Company generates significant annual cash flow and it has a long history of returning a meaningful portion to shareholders • Prior to suspending the dividend due to the pandemic, Company distributed $3.2 billion in dividends since inception in 2011 • Company's share repurchase program reduced share count by more than 50% since 2007 • Sale-leaseback transactions would divert cash flow to addressing higher rent and interest expense Company's bond indenture has restrictions on its ability to execute sale-leaseback transactions • Covenant on consolidated net tangible assets ( CNTA ) is a common feature in the bond indentures of many of the Company's retail peers • CNTA of 15% provides a lien basket that currently is mostly utilized by the Company's $1.5 billion revolver and sale-leaseback transaction last year • Inability to skirt covenant due to past legal precedent and need for high percentage of bond investors consent on each tranche of debt 27 27Sale-Leaseback Considerations As an investment grade rated company, sale-leaseback transactions are typically an inefficient means to accessing capital Company has readily available and more optimal financial alternatives • Company has utilized sale-leaseback transactions in the past when it was a clear efficient cost of capital (e.g. May 2020) • A sale-leaseback transaction would add operating risk and likely negatively impact our investment grade rated status • Transaction would significantly increase rent expense and is contrary to Company's focus on expanding operating margin • Transaction would also increase Company's leverage, which would likely result in a credit downgrade to high yield • Both outcomes would raise the Company's overall cost of capital Company has a robust capital return strategy that will not be enhanced by a sale-leaseback • Company generates significant annual cash flow and it has a long history of returning a meaningful portion to shareholders • Prior to suspending the dividend due to the pandemic, Company distributed $3.2 billion in dividends since inception in 2011 • Company's share repurchase program reduced share count by more than 50% since 2007 • Sale-leaseback transactions would divert cash flow to addressing higher rent and interest expense Company's bond indenture has restrictions on its ability to execute sale-leaseback transactions • Covenant on consolidated net tangible assets ( CNTA ) is a common feature in the bond indentures of many of the Company's retail peers • CNTA of 15% provides a lien basket that currently is mostly utilized by the Company's $1.5 billion revolver and sale-leaseback transaction last year • Inability to skirt covenant due to past legal precedent and need for high percentage of bond investors consent on each tranche of debt 27 27

Reconciliations Adjusted Net (Loss) Income and Diluted (Loss) Earnings per Share, Non-GAAP Financial Measures (unaudited) Three Months Ended Twelve Months Ended (Dollars in Millions, Except per Share Data) January 30, 2021 February 1, 2020 January 30, 2021 February 1, 2020 Net Income (Loss) GAAP $ 343 $ 265 $ (163) $ 691 Impairments, store closing, and other 4 57 89 113 (Gain) on sale of real estate — — (127) — (Gain) on extinguishment of debt — — — (9) Income tax impact of items noted above (1) (14) 15 (26) Adjusted (non-GAAP) $ 346 $ 308 $ (186) $ 769 Diluted (Loss) Earnings per Share GAAP $ 2.20 $ 1.72 $ (1.06) $ 4.37 Impairments, store closing, and other 0.03 0.37 0.58 0.71 (Gain) on sale of real estate — — (0.82) — (Gain) on extinguishment of debt — — — (0.06) Income tax impact of items noted above (0.01) (0.10) 0.09 (0.16) Adjusted (non-GAAP) $ 2.22 $ 1.99 $ (1.21) $ 4.86 28Reconciliations Adjusted Net (Loss) Income and Diluted (Loss) Earnings per Share, Non-GAAP Financial Measures (unaudited) Three Months Ended Twelve Months Ended (Dollars in Millions, Except per Share Data) January 30, 2021 February 1, 2020 January 30, 2021 February 1, 2020 Net Income (Loss) GAAP $ 343 $ 265 $ (163) $ 691 Impairments, store closing, and other 4 57 89 113 (Gain) on sale of real estate — — (127) — (Gain) on extinguishment of debt — — — (9) Income tax impact of items noted above (1) (14) 15 (26) Adjusted (non-GAAP) $ 346 $ 308 $ (186) $ 769 Diluted (Loss) Earnings per Share GAAP $ 2.20 $ 1.72 $ (1.06) $ 4.37 Impairments, store closing, and other 0.03 0.37 0.58 0.71 (Gain) on sale of real estate — — (0.82) — (Gain) on extinguishment of debt — — — (0.06) Income tax impact of items noted above (0.01) (0.10) 0.09 (0.16) Adjusted (non-GAAP) $ 2.22 $ 1.99 $ (1.21) $ 4.86 28

Reconciliations Adjusted Operating Income Adjusted EBITDA Free Cash Flow January 30, 2021 Three Months Ended ($ in millions) January 30, 2021 ($ in millions) ($ in millions) Three Months Twelve Months 2019 Ended Ended Net cash provided by $ 428 $ 1,338 Operating Income $ 316 Operating Income $ 1,099 operating activities Acquisition of property and Depreciation and Impairments, store 218 (70) (334) 113 equipment Amortization closing, and other Finance lease and financing Adjusted Operating EBITDA 534 (33) (105) 1,212 obligation payments Income Impairments, store Proceeds from financing Total Revenue $ 19,974 4 5 9 closing, and other obligations (Gain) on sale of real Adjusted Operating — Free cash flow $ 330 $ 908 estate Income as a % of 6.1% Total Revenue Adjusted EBITDA $ 538 29Reconciliations Adjusted Operating Income Adjusted EBITDA Free Cash Flow January 30, 2021 Three Months Ended ($ in millions) January 30, 2021 ($ in millions) ($ in millions) Three Months Twelve Months 2019 Ended Ended Net cash provided by $ 428 $ 1,338 Operating Income $ 316 Operating Income $ 1,099 operating activities Acquisition of property and Depreciation and Impairments, store 218 (70) (334) 113 equipment Amortization closing, and other Finance lease and financing Adjusted Operating EBITDA 534 (33) (105) 1,212 obligation payments Income Impairments, store Proceeds from financing Total Revenue $ 19,974 4 5 9 closing, and other obligations (Gain) on sale of real Adjusted Operating — Free cash flow $ 330 $ 908 estate Income as a % of 6.1% Total Revenue Adjusted EBITDA $ 538 29

Reconciliations

Adjusted ROI *($ in millions)*	**2017**	**2018**	**2019**	**2020**
Operating income	1,416	1,361	1,099	(262)
Depreciation and amortization	991	964	917	874
Rent expense	293	301	314	314
EBITDAR	2,700	2,626	2,330	926
Impairments, store closing and other costs	-	104	113	89
(Gain) on Sale of real estate	-	-	-	(127)
Adjusted EBITDAR	**2,700**	**2,730**	**2,443**	**888**
Average: (a) Total assets	13,467	13,161	14,802	15,288
Cash equivalents and long-term investments (b)	(629)	(753)	(393)	(1,704)
Other assets	(32)	(33)	(31)	(30)
Accumulated depreciation and amortization	7,217	7,812	6,854	7,414
Accounts payable	(1,548)	(1,580)	(1,495)	(1,559)
Accrued liabilities	(1,213)	(1,235)	(1,264)	(1,193)
Other long-term liabilities	(674)	(658)	(231)	(275)
Capitalized rent (c)	2,767	2,831	-	-
Gross investment ("AGI")	**19,355**	**19,545**	**18,242**	**17,941**
ROI (d)	14.0%	13.4%	12.8%	5.2%
Adjusted ROI (d)	14.0%	14.0%	13.4%	4.9%

(a) - Represents average of five most recent quarter-end balances. For 2019, fourth quarter 2018 balances were adjusted to reflect the impact of the new lease accounting standard.
(b) - Represents excess cash not required for operations.
(c) - Represents ten times store rent and five times equipment/other rent. This is not applicable in 2020 & 2019 as operating leases are now recorded on the balance sheet due to the adoption of the new lease accounting standard.
(d) - EBITDAR or adjusted EBITDAR, as applicable, divided by gross investment.

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